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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 16, 1995




                           COMSTOCK RESOURCES, INC.
            (Exact name of registrant as specified in its charter)




           NEVADA                     0-16741                   94-1667468
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)




              5005 LBJ FREEWAY, SUITE 1000, DALLAS, TEXAS  75244
                   (Address of principal executive offices)


                                (214) 701-2000
                         (Registrant's Telephone No.)

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

             On May 16, 1995, Comstock Resources, Inc. ("the Company") and Sonat Exploration Company, a wholly owned subsidiary of Sonat Inc. ("Sonat"), entered into a purchase and sale agreement under which Comstock will acquire certain producing oil and gas properties and natural gas gathering systems located in East Texas and North Louisiana for total consideration of $51.25 million. Closing of the acquisition is anticipated to occur on or about July 31, 1995 and is subject to certain governmental and other approvals including Board of Directors' approval by the Company and Sonat Inc.

             The Company is acquiring interests in 330 (180 net) oil and gas wells for $49.75 million. The Company will operate 248 of these wells. The properties are currently producing 50 million cubic feet of gas a day (20 million cubic feet, net) and 510 barrels of oil a day (233 barrels, net). The Company estimates that the interests being acquired have proved oil and gas reserves of approximately 102 billion cubic feet of natural gas and 848,000 barrels of oil as of March 1, 1995, the effective date of the acquisition. The Company is also acquiring Sonat's interests in the Crosstex Pipeline System and various other gathering systems primarily located in Harrison County, Texas for $1.5 million.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             a.   Financial Statements

                  It is impracticable to file the financial statements required by item 7(a). Such financial statements will be filed by amendment to this Report on Form 8-K as soon as practicable.

             b.   Pro Forma Financial Information

                  It is impracticable to file the pro forma financial
             information required by Item 7(b). Such pro forma financial information will be filed by amendment to this Report on Form 8-K as soon as practicable.

             c.   Exhibits

                  2(a) Purchase and Sale Agreement between Comstock Resources, Inc. and Sonat Exploration Company dated May 16, 1995.

                  99 (a)     Press Release issued May 17, 1995.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMSTOCK RESOURCES, INC.




Dated:  May 19, 1995           By: /s/ ROLAND O. BURNS
                                   --------------------------------------------
                                         ROLAND O. BURNS
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary, and Treasurer
                                         (Principal Financial and Accounting
                                         Officer)





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                                                            EXHIBIT INDEX



  Exhibit Number                                      Description                                 Page
  --------------                                      -----------                                 ----

  2 (a)                             Purchase and Sale Agreement between the
                                    Comstock Resources, Inc. and Sonat Exploration
                                    Company dated May 16, 1995.

  99(a)                             Press Release issued May 17, 1995.